SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: July 6, 1999
(Date of earliest event reported)

Commission File No. 333-65481




                      Norwest Asset Securities Corporation
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        Delaware                                         52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                         21703
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Address of principal executive offices                   (Zip Code)


                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.     OTHER EVENTS
            ------------

            Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
      (99)                                      Collateral Term Sheets
                                                prepared by Norwest Asset
                                                Securities Corporation in
                                                connection with Norwest
                                                Asset Securities Corporation,
                                                Mortgage Pass-Through
                                                Certificates, Series 1999-21

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


July 6, 1999

                                            By:   /S/ ALAN S. MCKENNEY
                                                  ------------------------------
                                                  Alan S. McKenney
                                                  Vice President

                                INDEX TO EXHIBITS



                                                                 Paper (P) or
Exhibit No.          Description                                 Electronic (E)
-----------          -----------                                 --------------

   (99)              Collateral Term Sheets                        E
                     prepared by Norwest
                     Asset Securities
                     Corporation in connection
                     with Norwest Asset
                     Securities Corporation, Mortgage
                     Pass-Through Certificates, Series 1999-21